Exhibit 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of American Defense Systems, Inc. (the “Company”) for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Anthony Piscitelli, Chief Executive Officer, President and Chairman of the Company and Gary Sidorsky, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our best knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2010	By:	/s/ Anthony Piscitelli
Anthony Piscitelli
Chief Executive Officer, President and Chairman

By:	/s/ Gary Sidorsky
Gary Sidorsky
Chief Financial Officer